UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06094

Exact name of registrant as specified in charter:	Aberdeen Latin America Equity Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2017

Item 1 - Reports to Stockholders.

Aberdeen Latin America Equity Fund, Inc. (LAQ)

Semi-Annual Report
June 30, 2017

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Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Latin America Equity Fund, Inc. (the “Fund”) for the six-month period ended June 30, 2017. The Fund’s principal investment objective is to seek long-term capital appreciation by investing primarily in Latin American equity securities.

NAV Total Return Performance

For the six-month period ended June 30, 2017, the total return to shareholders of the Fund based on the net asset value (“NAV”), net of fees, of the Fund was 15.0%, assuming reinvestment of dividends and distributions, versus a return of 10.3% for the Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) Emerging Markets Latin America Index1 (“MSCI EM Latin America Index”). The Fund’s total return for the six-month period ended June 30, 2017 is based on the reported NAV at the financial reporting period end.

Share Price, Total Return Performance & Discount

For the six-month period ended June 30, 2017, based on market price, the Fund’s total return was 17.0%, assuming reinvestment of dividends and distributions. The Fund’s share price increased 17.0% over the six-month period, from $19.79 on December 31, 2016 to $23.15 on June 30, 2017. The Fund’s share price on June 30, 2017 represented a discount of 11.5% to the NAV per share of $26.17 on that date, compared with a discount of 13.1% to the NAV per share of $22.76 on December 31, 2016.

Investments in Chile – Change in Chilean Law

The Fund was operating as a foreign investment capital fund under Chilean Law No. 18,657, which has recently been repealed. Chilean Law No. 18,657 imposed certain requirements on the Fund’s Chilean holdings (the “Chilean Portfolio”). Under Chilean Law No. 18,657, the Fund could not hold more than 5% of any Chilean issuer’s voting stock (subject to an increase to up to 10% for newly-issued shares, including through the exercise of pre-emptive rights) and not more than 10% of the Chilean Portfolio could be invested in securities issued or guaranteed by any single Chilean issuer (other than securities issued or guaranteed by the Chilean government or by the Central Bank of Chile). With the repeal of Chilean Law No. 18,657, as of March 16, 2017, the Fund was no longer operating within these limitations.

Open Market Repurchase Program

The Fund’s policy is to consider buying back Fund shares on the open market when the Fund trades at a discount to the NAV that is above an established threshold and management believes such repurchases may enhance shareholder value. During the six-month period ended June 30, 2017 and the fiscal year ended December 31, 2016 the Fund did not repurchase any shares.

Merger of Aberdeen Asset Management PLC with Standard Life plc

The Fund’s investment adviser and administrator are each a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). The merger of Standard Life plc and Aberdeen PLC, announced on March 6, 2017 (“Merger”), closed on August 14, 2017. Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of the Merger and the combined company changed its name to Standard Life Aberdeen plc. Shareholders of the Fund are not required to take any action as a result of the Merger. Following the Merger, the Fund’s investment adviser and administrator are each an indirect subsidiary of Standard Life Aberdeen plc, but otherwise did not change. The investment advisory and administration agreements for the Fund, the services provided under the agreements, and the fees charged for services did not change as a result of the Merger. The portfolio management team for the Fund did not change as a result of the Merger.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

All amounts are U.S. Dollars unless otherwise stated.

1           The MSCI EM Latin America Index captures large and mid cap representation across 5 emerging markets countries in Latin America. With 115 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI EM Latin America Index consists of the following 5 emerging market country indices: Brazil, Chile, Colombia, Mexico, and Peru. The index is unmanaged and has been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete performance, please visit http://www.aberdeenlaq.com.

Aberdeen Latin America Equity Fund, Inc.	1

Letter to Shareholders (unaudited) (concluded)

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenlaq.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar® , portfolio charting and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at cef.aberdeen-asset.us/en/cefinvestorcenter/contact-us/email.

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Yours sincerely,

/s/ Christian Pittard
Christian Pittard
President

2	Aberdeen Latin America Equity Fund, Inc.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchase and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Report of the Investment Manager (unaudited)

Market/Economic Review

Latin American equities rose over the six-month reporting period ended June 30, 2017, but underperformed the broader emerging markets. Investor sentiment was buoyed by a positive outlook for the asset class, U.S. President Donald Trump’s pledge to cut U.S. taxes, and two well-signaled U.S. Federal Reserve interest-rate hikes in March and June 2017. However, the Latin American market fell towards the end of the period amid escalating political tensions in Brazil and volatile commodities prices.

On May 18, 2017, the Brazilian stock market saw its worst one-day decline since 2008, and its currency, the real, fell by nearly 8% after President Michel Temer became embroiled in a corruption scandal. Temer denied any wrongdoing and rejected calls to step down. This delayed a decision on proposed changes to the pension system, but the administration made progress on other belt-tightening measures during the reporting period. In Mexico, stocks and the peso rebounded, and the economy continued to grow steadily, driven largely by the services sector. The central bank raised its benchmark interest rate five times during the reporting period but indicated in June that the current level was sufficient to tame inflation, suggesting that the tightening cycle was nearing an end. The Chilean central bank cut interest rates for the first time since 2014, as economic growth faltered and the annualized inflation rate fell to its lowest level in more than three years in June. Meanwhile, Argentina was hurt by benchmark indices provider Morgan Stanley Capital International’s (MSCI’s) decision not to restore its emerging-market status despite a host of market-friendly policies from President Mauricio Macri.

Fund Performance Review

The Fund outperformed its benchmark, the MSCI Emerging Markets (EM) Latin America Index,1 on a net asset value basis for the six-month period ended June 30, 2017, attributable largely to good stock selection. Asset allocation and the associated currency effect had a negative impact on performance. The Fund’s limited exposure to the recovering Mexican peso was a key detractor from the Fund’s relative performance for the period.

At the stock level, the lack of exposure to Petrobras, which has a sizeable position in the benchmark MSCI EM Latin America Index, was the largest contributor to the Fund’s relative performance for the reporting period. Shares of the Brazilian state-owned energy company retreated after rallying in 2016 on the back of improved governance among state assets and a recovery in oil prices. The stock also came under significant pressure during the Brazilian market sell-off late in the reporting period. The Fund’s holding in Lojas Renner benefited performance as the specialty apparel retailer was buoyed by strong results for the first quarter of its 2017 fiscal year. Elsewhere, Mexico’s leading airport operators Grupo Aeroportuario del Sureste (Asur) and Grupo Aeroportuario del Centro Norte (OMA) benefited from robust passenger traffic growth over the reporting period.

Conversely, the lack of exposure to Mexican telecommunications operator America Movil detracted from the Fund’s relative performance for the reporting period, as the stock rose after the company posted better-than-expected profits in the first quarter of its 2017 fiscal year. Shares of Fund holding Grana y Montero declined after the industrial conglomerate became embroiled in a corruption investigation in Peru following allegations by former project partner

1      Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Latin America Equity Fund, Inc.	3

Report of the Investment Manager (unaudited) (concluded)

Odebrecht. Grana y Montero strenuously denied the allegation and launched an internal investigation led by independent lawyers. The company also began a board renewal process to add some well-known independent directors. Finally, the Fund’s holding in Argentine pipe-producer Tenaris weighed on performance for the period amid a dimming global outlook for oil prices.

Outlook

Domestic politics continue to take the driver’s seat in swaying investor sentiment in Latin America. However, we believe that equities should be supported by expectations for the global economic recovery to continue. Tightening monetary policy trends in developed markets could yet pose a risk, but we feel that the region’s economies are in a better fiscal position to weather such uncertainties now than during the “taper tantrum”2 of 2013. We also think that a moderating U.S. dollar and signs of stabilization in China could provide additional boosts.

In Brazil, support for President Temer may have weakened, but there does not seem to be much desire for a leadership change so close to the next elections, which are slated for October 2018. Additionally, this has not stopped Temer’s administration from forging ahead with the reform agenda. Mexico has benefited from the U.S. shifting attention away from overhauling trade relations with its key trading partner towards domestic political wrangling. In our opinion, the country has also been taking the right steps to address economic weakness. While Argentina’s President Macri has been attempting to do the same, it appears that he faces a tough test from voters. Mid-term elections in October 2017 are being widely seen as a referendum on his leadership.

Despite the ongoing short-term risks, we believe that favorable population demographics and opportunities for growth over the longer term continue to make Latin America a compelling investment destination. We remain confident in our bottom-up investment process, seeking and holding what we believe are good-quality companies that can tap into the domestic growth story to reap rewards in the long term.

Aberdeen Asset Management Limited

2      The “taper tantrum” refers to the sharp rise in U.S. Treasury yields and concurrent decline in bond prices in May 2013, following then-U.S. Federal Reserve Chair Ben Bernanke’s suggestion that the central bank might begin to taper easing of monetary policy.

4	Aberdeen Latin America Equity Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes the six-month and average annual Fund performance compared to the MSCI EM Latin America Index, the Fund’s benchmark, for the 6-month, 1-year, 3-year, 5-year and 10-year periods as of June 30, 2017.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	15.0%	15.3%	-4.4%	-1.1%	1.8%
Market Value	17.0%	16.8%	-5.3%	-1.5%	1.9%
MSCI EM Latin America Index	10.3%	15.4%	-6.3%	-3.5%	-0.9%

Aberdeen Asset Managers Limited, the Fund’s adviser, has entered into a written contract with the Fund to waive certain fees without which total return performance would be lower. See Note 3 in the Notes to Financial Statements. This contract aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on the financial reporting period ended June 30, 2017. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenlaq.com or by calling 800-522-5465.

The total annualized expense ratio, excluding fee waivers, based on the six-month period ended June 30, 2017 was 1.29%. The total annualized expense ratio, net of fee waivers, based on the six-month period ended June 30, 2017 was 1.27%.

Aberdeen Latin America Equity Fund, Inc.	5

Portfolio Summary (unaudited)

The following table summarizes the sector composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) Sectors, expressed as a percentage of net assets as of June 30, 2017. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 subindustries. As of June 30, 2017, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS, are comprised of several industries.

Sector Allocation	As a Percentage of Net Assets
Financials	26.8%*
Consumer Staples	23.7%
Consumer Discretionary	12.6%
Industrials	11.7%
Real Estate	7.2%
Materials	7.0%
Energy	5.8%
Information Technology	2.7%
Health Care	1.3%
Private Equity	—%(1)
Short-Term Investment	0.7%
Other Assets in Excess of Liabilities	0.5%

100.0%

(1)         The private equity investments represented 0.02% of the Fund’s net assets.

*                   As of June 30, 2017, the Fund’s holdings in the Financials sector consisted of two industries: Banks and Capital Markets, which accounted for 24.3% and 2.5%, respectively, of the Fund’s net assets.

The following chart summarizes the composition of the Fund’s portfolio by geographic classification expressed as a percentage of net assets as of June 30, 2017.

Country Allocation	As a Percentage of Net Assets
Brazil	59.4%
Mexico	23.6%
Chile	10.3%
Italy	2.0%
Peru	1.9%
Colombia	1.6%
United States	0.7%
Global*	—%
Other Assets in Excess of Liabilities	0.5%
100.0%

Amounts listed as “—” are 0% or round to 0%.

*     “Global” is the percentage attributable to the Fund’s holding in a private equity fund which invests globally and is not categorized under a particular country.

6	Aberdeen Latin America Equity Fund, Inc.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of June 30, 2017:

Name of Security	As a Percentage of Net Assets
Banco Bradesco SA, Preferred Shares	7.4%
Itau Unibanco Holding SA, ADR, Preferred Shares	7.2%
Lojas Renner SA	5.2%
AMBEV SA	4.6%
Fomento Economico Mexicano SAB de CV, ADR	4.5%
Grupo Financiero Banorte SAB de CV, Class O	4.4%
Multiplan Empreendimentos Imobiliarios SA	4.1%
Ultrapar Participacoes SA, ADR	3.8%
Vale SA, ADR	3.4%
Wal-Mart de Mexico SAB de CV	3.2%

Aberdeen Latin America Equity Fund, Inc.	7

Portfolio of Investments (unaudited)

As of June 30, 2017

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS—98.8%
COMMON STOCKS—81.4%
BRAZIL—42.7%
1,618,941	AMBEV SA	Beverages—4.6%	$ 8,947,692
479,354	Arezzo Industria e Comercio SA	Textiles, Apparel & Luxury Goods—2.4%	4,732,913
24,000	Banco Bradesco SA	Banks—0.1%	199,946
827,563	BM&F Bovespa SA	Capital Markets—2.5%	4,933,553
388,868	BRF SA	Food Products—2.4%	4,601,294
285,586	Cia Hering	Specialty Retail—0.9%	1,702,534
255,000	Iguatemi Empresa de Shopping Centers SA	Real Estate Management & Development—1.3%	2,533,913
81,500	Itau Unibanco Holding SA	Banks—0.4%	800,510
471,600	Linx SA	Software—1.3%	2,540,994
306,442	Localiza Rent a Car SA	Road & Rail—2.1%	4,176,358
1,224,713	Lojas Renner SA	Multiline Retail—5.2%	10,121,839
402,334	Multiplan Empreendimentos Imobiliarios SA	Real Estate Management & Development—4.1%	7,932,765
268,300	Natura Cosmeticos SA	Personal Products—1.1%	2,081,352
720,887	Odontoprev SA	Health Care Providers & Services—1.3%	2,535,040
299,912	TOTVS SA	Software—1.4%	2,730,341
311,000	Ultrapar Participacoes SA, ADR	Oil, Gas & Consumable Fuels—3.8%	7,317,830
760,259	Vale SA, ADR	Metals & Mining—3.4%	6,652,266
363,632	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	Commercial Services & Supplies—0.8%	1,625,582
704,094	WEG SA	Machinery—1.9%	3,761,799
289,400	Wilson Sons Ltd., BDR	Transportation Infrastructure—1.7%	3,361,439
			83,289,960
CHILE—9.6%
33,039,969	Banco Santander Chile	Banks—1.1%	2,103,867
94,000	Banco Santander Chile, ADR	Banks—1.2%	2,388,540
206,000	Embotelladora Andina SA, ADR, Class A(a)	Beverages—2.4%	4,676,200
1,380,000	Parque Arauco SA	Real Estate Management & Development—1.8%	3,475,856
740,000	S.A.C.I. Falabella	Multiline Retail—3.1%	6,080,747
			18,725,210
COLOMBIA—1.6%
290,000	Bancolombia SA	Banks—1.6%	3,024,199
ITALY—2.0%
124,000	Tenaris SA, ADR	Energy Equipment & Services—2.0%	3,861,360
MEXICO—23.6%
558,200	Arca Continental SAB de CV	Beverages—2.2%	4,199,245
89,302	Fomento Economico Mexicano SAB de CV, ADR	Beverages—4.5%	8,781,959
86,781	Grupo Aeroportuario del Centro Norte SAB de CV, ADR	Transportation Infrastructure—2.1%	4,181,108
25,234	Grupo Aeroportuario del Sureste SAB de CV, ADR, B Shares	Transportation Infrastructure—2.7%	5,309,234
1,360,797	Grupo Financiero Banorte SAB de CV, Class O	Banks—4.4%	8,633,971
937,000	Grupo Financiero Santander Mexico SAB de CV	Banks—0.9%	1,813,207
1,020,095	Grupo Lala SAB de CV	Food Products—1.0%	1,870,022

8	Aberdeen Latin America Equity Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of June 30, 2017

Shares		Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
MEXICO (continued)
1,461,350		Hoteles City Express SAB de CV(b)	Hotels, Restaurants & Leisure—1.0%	$ 1,916,392
968,900		Kimberly-Clark de Mexico SAB de CV	Household Products—1.1%	2,050,579
446,600		Organizacion Soriana SAB de CV, Class B(b)	Food & Staples Retailing—0.5%	1,040,908
2,678,200		Wal-Mart de Mexico SAB de CV	Food & Staples Retailing—3.2%	6,209,720
				46,006,345
PERU—1.9%
1,255,674		Cementos Pacasmayo SAA	Construction Materials—1.5%	2,900,833
272,283		Fossal SAA(b)	Metals & Mining—0.0%	34,387
243,511		Grana y Montero SA, ADR(b)	Construction & Engineering—0.4%	793,846
				3,729,066
		Total Common Stocks		158,636,140
PREFERRED STOCKS—17.4%
BRAZIL—16.7%
1,703,185		Banco Bradesco SA, Preferred Shares	Banks—7.4%	14,472,112
391,800		Bradespar SA, Preferred Shares	Metals & Mining—1.3%	2,436,258
1,271,744		Itau Unibanco Holding SA, ADR, Preferred Shares	Banks—7.2%	14,052,771
185,117		Vale SA, ADR, Preferred Shares	Metals & Mining—0.8%	1,508,704
				32,469,845
CHILE—0.7%
318,000		Embotelladora Andina SA, Class B, Preferred Shares	Beverages—0.7%	1,347,928
		Total Preferred Stocks		33,817,773
PRIVATE EQUITY—0.0%
GLOBAL—0.0%*
2,237,292	(c)	Emerging Markets Ventures I, L.P.(b)(d)(e)(f)(g)(h)	Private Equity—0.0%	38,123
		Total Private Equity—(cost $762,816)		38,123
		Total Long-Term Investments—98.8% (cost $163,348,452)		192,492,036

Aberdeen Latin America Equity Fund, Inc.	9

Portfolio of Investments (unaudited) (concluded)

As of June 30, 2017

Shares	Description	Value (US$)
SHORT-TERM INVESTMENT—0.7%
UNITED STATES—0.7%
$1,394,201	State Street Institutional U.S. Government Money Market Fund(i)	$ 1,394,201
	Total Short-Term Investment—0.7% (cost $1,394,201)	1,394,201
	Total Investments—99.5% (cost $164,742,653)(j)	193,886,237
	Other Assets in Excess of Liabilities—0.5%	1,021,552
	Net Assets—100.0%	$ 194,907,789

(a)	This share class contains full voting rights and no preference on dividends. The two share classes of this company are formally labeled as preferred.
(b)	Non-income producing security.
(c)	Represents contributed capital.
(d)

Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(e)	Illiquid security.
(f)	In liquidation.
(g)	As of June 30, 2017, the aggregate amount of open commitments for the Fund is $262,708.
(h)	Restricted security, not readily marketable. See Note 6 of the accompanying Notes to Financial Statements.
(i)	Registered investment company advised by State Street Global Advisors.
(j)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
*	“Global” is the percentage attributable to the Fund’s holdings in a private equity fund which invests globally and is not categorized under a particular country.
ADR American Depositary Receipt
BDR Brazilian Depositary Receipt

See Notes to Financial Statements.

10	Aberdeen Latin America Equity Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of June 30, 2017

Assets
Investments, at value (cost $163,348,452)	$ 192,492,036
Short-term investments, at value (cost $1,394,201)	1,394,201
Foreign currency, at value (cost $1,655,974)	1,646,955
Cash	77,340
Interest and dividends receivable	258,968
Prepaid expenses	135
Total assets	195,869,635
Liabilities
Investment advisory fees payable (Note 3)	403,829
Chilean repatriation taxes (Note 2)	293,008
Payable for investments purchased	95,679
Administration fees payable (Note 3)	68,298
Accrued foreign capital gains tax	18,675
Investor relations fees payable (Note 3)	15,083
Director fees payable	15,000
Other accrued expenses	52,274
Total liabilities	961,846

Net Assets	$194,907,789
Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$ 7,449
Paid-in capital in excess of par	185,498,379
Accumulated net investment income	1,727,269
Accumulated net realized loss from investment and foreign currency transactions	(21,438,165)
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currencies	29,112,857
Net Assets	$194,907,789
Net asset value per share based on 7,448,517 shares issued and outstanding	$ 26.17

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.	11

Statement of Operations (unaudited)

For the Six-Month Period Ended June 30, 2017

Net Investment Income

Income
Dividends and other income (net of foreign withholding taxes of $226,894)	$ 3,028,404
Total Investment Income	3,028,404

Expenses
Investment advisory fee (Note 3)	791,416
Administration fee (Note 3)	128,199
Custodian’s fees and expenses	71,056
Directors’ fees and expenses	58,000
Independent auditors’ fees and expenses	36,625
Investor relations fees and expenses (Note 3)	27,244
Chilean repatriation taxes (Note 2)	25,615
Insurance expense	24,582
Legal fees and expenses	21,272
Reports to shareholders and proxy solicitation	19,858
Transfer agent’s fees and expenses	11,621
Miscellaneous	851
Total expenses	1,216,339
Less: Investment advisory fee waiver (Note 3)	(16,687)
Net expenses	1,199,652

Net Investment Income	1,828,752

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Net realized gain/(loss) from:
Investment transactions(a)	1,873,513
Foreign currency transactions	10,862
1,884,375
Net change in unrealized appreciation/(depreciation) on:
Investments (including $17,941 change in deferred capital gains tax)	21,714,277
Foreign currency translation	(21,972)
21,692,305
Net realized and unrealized gain from investments and foreign currency related transactions	23,576,680
Net Increase in Net Assets Resulting from Operations	$25,405,432

(a)  Includes realized gain portion of distributions from underlying private equity investments of $0.

See Notes to Financial Statements.

12	Aberdeen Latin America Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Six-Month Period Ended June 30, 2017 (unaudited)	For the Year Ended December 31, 2016
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$ 1,828,752	$ 2,376,868
Net realized gain/(loss) from investment and foreign currency related transactions	1,884,375	(11,278,873)
Net change in unrealized appreciation on investments and foreign currency translation	21,692,305	52,095,281
Net increase in net assets resulting from operations	25,405,432	43,193,276
Distributions to Shareholders from:
Net investment income	–	(2,234,555)
Net decrease in net assets from distributions	–	(2,234,555)
Change in net assets resulting from operations	25,405,432	40,958,721
Net Assets:
Beginning of period	169,502,357	128,543,636
End of period (including accumulated net investment income/(distributions in excess of net investment income) of $1,727,269 and ($101,483), respectively)	$194,907,789	$169,502,357

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.	13

Financial Highlights

	For the Six-Month Period Ended June 30, 2017		For the Fiscal Years Ended December 31,
	(unaudited)		2016	2015		2014		2013		2012
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of period	$22.76		$17.26	$25.00		$31.22		$40.22		$33.23
Net investment income	0.25		0.32	0.40		0.55		0.65		0.55
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	3.16		5.48	(7.83)		(5.45)		(6.28)		8.05
Total from investment operations applicable to common shareholders	3.41		5.80	(7.43)		(4.90)		(5.63)		8.60
Dividends and distributions to common shareholders from:
Net investment income	—		(0.30)	(0.31)		(0.53)		(0.40)		(0.41)
Net realized gains	—		—	—		(0.79)		(2.97)		(1.20)
Total distributions	—		(0.30)	(0.31)		(1.32)		(3.37)		(1.61)
Net asset value per common share, end of period	$26.17		$22.76	$17.26		$25.00		$31.22		$40.22
Market value, end of period	$23.15		$19.79	$15.25		$22.58		$28.05		$36.24
Total Investment Return Based on(b):
Market value	16.98%		31.68%	(30.95%	)	(14.78%	)	(13.38%	)	25.53%
Net asset value	14.98%		33.81%	(29.42%	)(c)	(15.23%	)(c)	(13.13%	)(c)	26.20% (c)

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (000 omitted)	$194,908		$169,502	$128,544		$186,250		$232,531		$299,575
Average net assets applicable to common shareholders (000 omitted)	$189,815		$161,113	$162,418		$228,971		$278,822		$277,904
Total expenses, netof fee waivers(d)	1.27%	(e)	1.37%	1.39%		1.26%		1.12%		1.16%
Total expenses, excluding fee waivers(d)	1.29%	(e)	1.38%	1.41%		1.28%		1.14%		1.18%
Total expenses, net of waivers and excluding taxes	1.25%	(e)	1.34%	1.39%		1.26%		1.11%		1.14%
Net investment income(d)	1.94%	(e)	1.48%	1.82%		1.80%		1.72%		1.48%
Portfolio turnover	6.64%		10.71%	14.75%		13.58%		14.36%		16.47%

(a)  Based on average shares outstanding.

(b)  Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported.

(d)  Ratios include the effect of Chilean taxes.

(e)  Annualized.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

14	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (unaudited)

June 30, 2017

1. Organization

Aberdeen Latin America Equity Fund, Inc. (the “Fund”) was incorporated in Maryland on April 17, 1990 and commenced investment operations on October 30, 1991. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company. The Fund trades on the NYSE MKT under the ticker symbol “LAQ”.

The Fund seeks long-term capital appreciation by investing primarily in Latin American equity securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Fund’s Board of Directors (the “Board”). These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The Fund may also invest in private equity private placement securities, which represented 0.02% of the net assets of the Fund as of June 30, 2017. The private equity private placement security in which the Fund is invested is deemed to be a restricted security. In the absence of a readily ascertainable market value, this security is valued at fair value as determined in good faith by, or under the direction of the Board, pursuant to valuation policies and procedures established by the Board. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither of whom are acting under the compulsion to buy or sell. Although this security may be resold in privately negotiated transactions, the price realized on such sale could differ from the price originally paid by the Fund or the current carrying values, and the

Aberdeen Latin America Equity Fund, Inc.	15

Notes to Financial Statements (unaudited) (continued)

June 30, 2017

difference could be material. This security is stated at fair value as determined by the Fund’s Pricing Committee by utilizing the net asset valuations provided by the underlying fund as a practical expedient. In determining the fair value of this investment, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these private equity investments.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2017 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Other	$192,453,913	$–	$–	$192,453,913
Short-Term Investment	1,394,201	–	–	1,394,201
Total	$193,848,114	$–	$–	$193,848,114
Private Equity(a)				38,123
Total Investments				$193,886,237

Amounts listed as “–” are $0 or round to $0.

(a)  Private Equity investments are measured at the net asset valuations, as a practical expedient for fair value, and are not required to be classified in the fair value hierarchy as per Accounting Standards Update 2015-07. The fair value amounts presented are intended to permit reconciliation to the total investment amount presented in the Portfolio of Investments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. For the six-month period ended June 30, 2017, there were no transfers between Levels 1, 2 or 3. For the six-month period ended June 30, 2017, there were no significant changes to the fair valuation methodologies.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

16	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2017

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities – at the current daily rates of exchange; and

(ii)  purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

e. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31 are subject to such review.

f. Foreign Withholding Tax:

Income received by the Fund from sources within certain Latin American countries may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

The Fund incurs foreign Chilean taxes on income as well as realized gains generated from Chilean securities with no Chilean market presence. In order to have “market presence,” a Chilean security must have either: (i) transactions greater than or equal to 1,000 Chilean UF

Aberdeen Latin America Equity Fund, Inc.	17

Notes to Financial Statements (unaudited) (continued)

June 30, 2017

(Unidad de Fomentos, a unit of account used in Chile) in 25% or more of the last 180 days; or (ii) a “market maker” acting in accordance with General Regulation No. 327 of the Superintendencia de Valores y Seguros, the primary Chilean securities and insurance supervisor. For the six-month period ended June 30, 2017, the Fund incurred $25,615 of such expenses. The Fund also accrues foreign Chilean taxes on securities with little to no Chilean market presence in an amount equal to what the Fund would owe if the securities were sold and the proceeds repatriated on the valuation date as a liability and reduction of unrealized gains. For the six-month period ended June 30, 2017, the Fund accrued $0 of such expense.

g. Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the private equity investments, which are classified as partnerships, and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

h. Repurchase Agreements:

The Fund may enter into a repurchase agreement under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty to a repurchase agreement defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the Fund’s repurchase agreement counterparty, Fixed Income Clearing Corp. To the extent the Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Portfolio of Investments. For the six-month period ended, the Fund did not hold a repurchase agreement.

3. Agreements and Transactions with Affiliates

a. Investment Adviser:

Aberdeen Asset Managers Limited (“AAML” or the “Adviser”) serves as the Fund’s investment adviser with respect to all investments. AAML is an indirect wholly-owned subsidiary of Standard Life Aberdeen plc. AAML receives, as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the first $100 million of the Fund’s average weekly market value or net assets (whichever is lower), 0.90% of the next $50 million and 0.80% of amounts above $150 million. AAML has agreed to contractually waive 0.02% of its annual advisory fee in an advisory fee waiver agreement (“Waiver Agreement”). The Waiver Agreement may not be terminated prior to the end of the current term of the advisory agreement without the prior approval of the Fund’s Board of Directors, including a majority of the Directors of the Fund who are not “interested persons,” as such term is defined in the 1940 Act (the “Independent Directors”). For the six-month period ended April 30, 2017, AAML earned $791,416 for advisory services, of which it waived $16,687 pursuant to the Waiver Agreement.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Adviser, is the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee payable quarterly by the Fund, at an annual fee rate of 0.08% of the Fund’s average monthly Managed Assets. For the six-month period ended June 30, 2017, AAMI earned $75,302 for administration services.

BTG Pactual Chile S.A. Administradora de Fondos de Inversion de Capital Extranjero (formerly, Celfin Capital S.A. Administradora de Fondos de Capital Extranjero) (“BTG Pactual Chile”) serves as the Fund’s Chilean administrator. For its services, BTG Pactual Chile is paid an annual fee by the Fund equal to the greater of 2,000 Unidad de Fomentos (“U.F.”) or 0.10% of the Fund’s average weekly market value or net assets invested in Chile (whichever is lower) and an annual reimbursement of out-of pocket expenses not to exceed 500 U.F. In addition, an accounting fee is also paid to BTG Pactual Chile. For the six-month period ended June 30, 2017, the administration fees and accounting fees earned by BTG Pactual Chile from the Fund amounted to $48,909 and $3,988, respectively.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by AAML or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

18	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2017

Pursuant to the terms of the Investor Relations Services Agreement, AAMI (or third parties hired by AAMI), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended June 30, 2017, the Fund incurred investor relations fees of approximately $24,322. For the six-month period ended June 30, 2017, AAMI did not waive any investor relations fees because the Fund did not reach the capped amount. The investor relations fees incurred during the period will not tie to the “Investor relations fees” line item in the Statement of Operations because the figure in the Statement of Operations includes an adjustment for amounts accrued during the Fund’s prior fiscal year.

d. Directors’ Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, up to 100% of the annual retainer can be invested in shares of the Fund. During the six-month period ended June 30, 2017, 842 shares were purchased pursuant to the Directors’ compensation plan. As of June 30, 2017, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended June 30, 2017, were $12,354,862 and $12,663,488, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.001 par value per share of common stock. As of June 30, 2017, there were 7,448,517 shares of common stock issued and outstanding.

6. Private Equity Investments

Certain of the Fund’s investments, listed in the chart below, are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security(1)	Acquisition Date(s)	Total Commitment	Cost	Fair Value At 6/30/17	Percent of Net Assets	Cumulative Distributions Received(3)

Emerging Markets Ventures I, L.P.(2)	01/22/98 – 01/10/06	$2,500,000	$762,816	$38,123	0.02	$2,581,622
Total		$2,500,000	$762,816	$38,123	0.02	$2,581,622

(1)  Emerging Markets Ventures I, L.P. is in liquidation.

(2)  Emerging Markets Ventures I, L.P. has open commitments of $262,708.

(3)  Cumulative Distributions include distributions received from Income, realized gains or return of capital. Distributions from return of capital will reduce the cost basis of the security.

The Fund may incur certain costs in connection with the disposition of the above securities.

7. Open Market Repurchase Program

The Board has authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the six-month period ended June 30, 2017 and the fiscal year ended December 31, 2016, the Fund did not repurchase shares through this program.

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These

Aberdeen Latin America Equity Fund, Inc.	19

Notes to Financial Statements (unaudited) (continued)

June 30, 2017

risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Risks Associated with Latin American Markets:

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in Latin American countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of Latin American country securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

c. Risks of Concentrating Investments in Brazil:

The Fund’s performance will be influenced by political, social and economic factors affecting Brazil. Special risks include exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, lack of comprehensive company information, political instability and differing accounting and legal standards. Because the Fund’s investments are concentrated in Brazil, the Fund’s performance could be more volatile than that of more geographically diversified funds.

As an emerging market, the Brazilian market tends to be more volatile than the markets of more mature economies, and generally has a less diverse and less mature economic structure and a less stable political system than those of developed countries. Certain political, economic, legal and currency risks have contributed to a high level of price volatility in the Brazilian equity and currency markets and could adversely affect investments in the Fund. Brazil has historically experienced high rates of inflation and may continue to do so. Inflationary pressures may slow the rate of growth of the Brazilian economy and may lead to further government intervention in the economy, which could adversely affect the fund’s investments. Brazil continues to suffer from chronic structural public sector deficits. Unanticipated political or social developments may result in increased volatility in the Fund’s share price and sudden and significant investment losses.

d. Risks of Investing in Mexico:

Investment in Mexican issuers involves risks that are specific to Mexico, including regulatory, political and economic risks. The Mexican economy, among other things, is dependent upon external trade with other economies, specifically with the U.S. As a result, Mexico is dependent on, among other things, the U.S. economy and any change in the price or demand for Mexican exports may have an adverse impact on the Mexican economy. Recently, Mexico has experienced an outbreak of violence related to drug trafficking. Incidents involving Mexico’s security may have an adverse effect on the Mexican economy and cause uncertainty in its financial markets. In the past, Mexico has experienced high interest rates, economic volatility and high unemployment rates.

e. Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 10% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid and may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the private equity funds may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

f. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly

20	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

June 30, 2017

related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Consumer Staples Sector Risk. To the extent the consumer staples sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Financial Sector Risk. To the extent that the financials sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

g. Valuation Risk:

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of June 30, 2017 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$164,742,653	$51,528,154	$(22,384,570)	$29,143,584

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of June 30, 2017.

Aberdeen Latin America Equity Fund, Inc.	21

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on March 30, 2017 at 1735 Market Street, 32nd Floor, Philadelphia, PA. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect one Class II Director to the Board of Directors:

	Votes For	Votes Against	Abstain
James J. Cattano	3,527,299	3,185,312	15,444

Directors whose term of office continued beyond the Meeting are as follows: Enrique R. Arzac, Lawrence J. Fox and Steven N. Rappaport.

Change in Independent Registered Public Accounting Firm

On June 13, 2017, the Board approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Fund, effective June 15, 2017. The Board’s decision to approve the dismissal of PwC was recommended by the Audit Committee of the Board. On June 15, 2017, the Fund dismissed PwC. The reports of PwC on the Fund’s financial statements as of and for the two most recent fiscal years (ended December 31, 2016 and December 31, 2015) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the Fund’s two most recent fiscal years (ended December 31, 2016 and December 31, 2015) and the subsequent interim period through June 15, 2017, there were no disagreements between the Fund and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements of the Fund for such years. During the Fund’s two most recent fiscal years (ended December 31, 2016 and December 31, 2015) and the subsequent interim period through June 15, 2017, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

On June 13, 2017, upon the recommendation of the Audit Committee, the Board approved the engagement of KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2017, effective June 15, 2017. During the Fund’s two most recent fiscal years (ended December 31, 2016 and December 31, 2015) and the subsequent interim period through June 15, 2017, neither the Fund, nor anyone on its behalf consulted with KPMG, on behalf of the Fund, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

22	Aberdeen Latin America Equity Fund, Inc.

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Corporate Information

Directors

Enrique R. Arzac, Chairman

James J. Cattano

Lawrence J. Fox

Steven N. Rappaport

Officers

Christian Pittard, Chief Executive Officer and President

Jeffrey Cotton, Vice President and Chief Compliance Officer

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Joseph Andolina, Vice President - Compliance

Alan Goodson, Vice President

Bev Hendry, Vice President

Joanne Irvine, Vice President

Devan Kaloo, Vice President

Jennifer Nichols, Vice President

Nick Robinson, Vice President

Lucia Sitar, Vice President

Hugh Young, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Investment Adviser

Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Custodian

State Street Bank and Trust Company
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171

U.S. Administrator

Aberdeen Asset Management, Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Chilean Administrator

BTG Pactual Chile S.A.
Administradora de Fondos de Inversion de Capital Extranjero
Apoquindo 3721, Piso 19
Santiago, Chile

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 30170
College Station, TX 77842-3170

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
1-800-522-5465
InvestorRelations@aberdeen-asset.com

Aberdeen Asset Managers Limited

The accompanying Financial Statements as of June 30, 2017, were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Latin America Fund, Inc. are traded on the NYSE MKT Equities Exchange under the symbol “LAQ”. Information about the Fund’s net asset value and market price is available at www.aberdeenlaq.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Latin America Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries. Concentrating investments in the Asia-Pacific region subjects the fund to more volatility and greater risk of loss than geographically diverse funds.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.

LAQ-SEMI-ANNUAL

Item 2 - Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3 - Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5 — Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6 - Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a)   Not applicable to semi-annual report on Form N-CSR.

(b) During the period ended June 30, 2017, there were no changes in the Portfolio Managers.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs (1)
January 1, 2017 through January 31, 2017	None	None	None	345,575
February 1, 2017 through February 28, 2017	None	None	None	345,575
March 1, 2017 through March 31, 2017	None	None	None	345,575
April 1, 2017 through April 30, 2017	None	None	None	345,575
May 1, 2017 through May 31, 2017	None	None	None	345,575
June 1, 2017 through June 30, 2017	None	None	None	345,575
Total	—	—	—	—

(1) The program was announced on November 16, 2007.  The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value.

Item 10 - Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2017, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Latin America Equity Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Latin America Equity Fund, Inc.

Date:	September 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Latin America Equity Fund, Inc.

Date:	September 6, 2017

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Latin America Equity Fund, Inc.

Date:	September 6, 2017